PART A

Hartford Life Insurance Company Separate Account Twelve:

333-114401	The HART Program (No Fee)

333-114404	The HART Program (Fee)

Supplement Dated June 16, 2009 to your Prospectus

SUPPLEMENT DATED JUNE 16, 2009 TO YOUR PROSPECTUS

FUND CLOSURE & MERGER

THE HARTFORD GLOBAL TECHNOLOGY FUND INTO THE HARTFORD GLOBAL EQUITY FUND —

Effective after the close of the New York Stock Exchange on April 30, 2009, the Hartford Global Technology Fund will be closed to contributions and transfers in.

The Board of Directors of the Hartford Mutual Funds, Inc. recently approved and recommended the closing and merger of the Hartford Global Technology Fund into the Hartford Global Equity Fund. On or about August 4, shareholders will vote on the merger and, if approved, it will become effective after the close of the New York Stock Exchange on August 28, 2009.

As a result, if any of your Participant Account value is allocated to the Hartford Global Technology Fund Sub-Account, that amount will be merged into the Hartford Global Equity Fund Sub-Account after the close of the New York Stock Exchange on August 28, 2009.

If you are enrolled in any Dollar Cost Averaging Program with allocations to the Hartford Global Technology Fund Sub-Account that allocation will be directed to the Hartford Global Equity Fund Sub-Account after the close of trading on the New York Stock Exchange on August 28, 2009. If you are enrolled in any Asset Rebalancing Program with allocations to the Hartford Global Technology Fund Sub-Account your program enrollment will be terminated as of the close of the New York Stock exchange on August 28, 2009.

In addition, after the close of trading on the New York Stock exchange on August 28, 2009, future Contributions with allocations to the Hartford Global Technology Fund Sub-Account will be directed to the Hartford Global Equity Fund Sub-Account. Upon completion of the merger, the Hartford Global Technology Fund Sub-Account will no longer be available and all references to the Sub-Account will be deleted.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR
FUTURE REFERENCE